UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 ___________________

FORM 8-K
 ___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 25, 2019
Date of Report (Date of earliest event reported)

_____________________________________________

CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

___________________

Delaware	001-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)
(Not applicable)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 25, 2019, Capital One Financial Corporation (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2019. Copies of the Company’s press release and financial supplement are attached and furnished herewith as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.

Note: Information in this report (including Exhibits 99.1 and 99.2) furnished pursuant to Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated April 25, 2019 – First Quarter 2019
99.2	Financial Supplement – First Quarter 2019

Earnings Conference Call Webcast Information.

The Company will hold an earnings conference call on April 25, 2019 at 5:00 PM Eastern Time. The conference call will be accessible through live webcast. Interested investors and other individuals can access the webcast via the Company’s home page (www.capitalone.com). Under “About,” choose “Investors” to access the Investor Center and view and/or download the earnings press release, the financial supplement, including a reconciliation of non-GAAP financial measures, and the earnings release presentation. A replay of the webcast will be archived on the Company’s website through May 9, 2019 at 5:00 PM Eastern Time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: April 25, 2019	By:	/s/ TIMOTHY P. GOLDEN
Timothy P. Golden
Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated April 25, 2019 – First Quarter 2019
99.2	Financial Supplement – First Quarter 2019